UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                         __________

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2005
                                                  --------------

                    PETMED EXPRESS, INC.
    ----------------------------------------------------
   (Exact name of registrant as specified in its charter)

              Commission file number 000-28827
                                     ---------

           FLORIDA                            65-0680967
   ---------------------------               ------------
  (State or other jurisdiction              (IRS Employer
of incorporation or organization)         Identification No.)


1441 S.W. 29th Avenue, Pompano Beach, Florida       33069
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  (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (954) 979-5995
                                                    --------------

                        Not Applicable
 -----------------------------------------------------------
(Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the
      Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c)
      under the Exchange Act


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Item 1.01  Entry into a Material Definitive Agreement

Item 1.02  Termination of a Material Definitive Agreement

     On August 1, 2005, the Company and Marc Puleo, M.D. mutually agreed to terminate his Executive Employment Agreement. Dr. Puleo will no longer serve as the Company's President. He will remain employed by the Company at his current salary of $150,000. His current position as Chairman of the Board of Directors (and as a director), remains unaffected by this agreement. Dr. Puleo will continue to assist the Company with its marketing efforts and media buying. Menderes Akdag, the Company's Chief Executive Officer will assume the role as the Company's President.

     A copy of this Executive Employment Termination Agreement is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

10.13   Marc Puleo, M.D. Executive Employment Termination Agreement



                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: August 1, 2005

By:  /s/  Menderes Akdag
     ---------------------------
     Menderes Akdag

     Chief Executive Officer and President
     (principal executive officer)

By:  /s/  Bruce S. Rosenbloom
     ----------------------------
     Bruce S. Rosenbloom

     Chief Financial Officer
     (principal financial and accounting officer)


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                        EXHIBIT INDEX

Exhibit No.                   Description


10.13     Marc Puleo, M.D. Executive Employment Termination Agreement


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